UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2015, Global Defense & National Security Systems, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Business Combination Agreement”) with STG Group, Inc. (“STG”), the stockholders of STG (the “STG Stockholders”), Simon Lee, as Stockholders’ Representative (the “Stockholders’ Representative”) and Global Defense & National Security Holdings LLC (the “Sponsor”).

Business Combination Agreement

Pursuant to the Business Combination Agreement, in exchange for the transfer to the Company of 100% of the outstanding shares of capital stock of STG, the STG Stockholders will receive a combination of cash and shares of common stock of the Company, consisting of (a) $75,000,000 in cash and (b) 8,578,199 new shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”) valued at a price of $10.55 per share. In addition, the Company will issue to the STG Stockholders 445,161 shares of Common Stock acquired prior to the Company’s initial public offering that are being contributed by the Sponsor to the Company (subject to reduction to the extent the Sponsor forfeits any of these shares to the Company). The Company intends to fund a portion of the purchase price through debt financing.

In the event that, immediately following the closing of the transaction, the Share Consideration (as defined in the Business Combination Agreement) would, in the aggregate, be less than 56.7% of the outstanding shares of the Common Stock as of the closing, a portion of the Cash Consideration may be exchanged for additional shares of Common Stock at a price of $10.55 per share, so that the STG Stockholders own, in the aggregate, 56.7% of the outstanding shares of Common Stock following the Closing. In addition, in the event that the transaction otherwise would not qualify for the tax treatment described in the Business Combination Agreement as a result of failure to satisfy the Control Requirement (as defined in the Business Combination Agreement), a portion of the Cash Consideration may be exchanged for additional shares of the Common Stock at a price of $10.55 per share, so that the STG Stockholders, the Sponsor and any other person who receives shares of Common Stock in connection with an equity financing completed in connection with the closing, own 80% of the outstanding shares of the Company’s common stock immediately following the closing.

The purchase price is also subject to a working capital adjustment.

The consummation of the transaction is subject to the satisfaction of certain conditions, including receipt of the Required Buyer Stockholder Approval (as defined in the Business Combination Agreement).

The Business Combination Agreement includes customary representations, warranties and covenants by the parties. STG has agreed, among other things, to operate its businesses in the ordinary course until the transaction is consummated.  In addition, STG has agreed not to solicit or encourage the initiation of certain discussions with third parties regarding other proposals to acquire all or a substantial portion of or any capital stock or other securities of STG after the signing of the Business Combination Agreement until consummation of the transaction and agreed to certain restrictions on their ability to respond to such proposals.

The Business Combination Agreement includes customary indemnification obligations. A portion of the Cash Consideration and Share Consideration will be deposited in escrow to secure STG Stockholders’ indemnification obligations pursuant to the Business Combination Agreement.

The Business Combination Agreement includes customary termination provisions applicable to the Company and the Stockholders’ Representative. The Company and the Stockholders’ Representative can jointly agree to terminate the Business Combination Agreement at any time prior to the consummation of the transaction, and either party may terminate the Business Combination Agreement if the closing has not occurred one hundred eighty (180) days after the parties enter into the Business Combination Agreement, subject to certain conditions and the Company’s right to extend such date up to sixty (60) days if certain regulatory approvals have not been obtained.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Business Combination Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about STG. The Business Combination Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in the representations and warranties in the Business Combination Agreement are qualified by information contained in the confidential disclosure schedules that STG delivered in connection with signing the Business Combination Agreement. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Business Combination Agreement and are modified in important part by the underlying disclosure letter. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registration Rights Agreement

On the Closing Date and as a condition precedent for the closing of the Business Combination Agreement, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the STG Stockholders, pursuant to which the Company will grant certain registration rights to the STG Stockholders with respect to, among other things, the shares of Company Common Stock to be issued to the STG Stockholders (the “Registrable Securities”).

Under the Registration Rights Agreement, the STG Stockholders will have certain customary registration rights, including demand rights and piggyback rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

Amendment to Amended and Restated Certificate of Incorporation

In connection with seeking stockholder approval of the Business Combination Agreement, the Company intends to seek stockholder approval of an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) to be adopted at the closing, which will, among other things, (i) provide that the Company’s Board of Directors (the “Board of Directors”) shall be divided into three classes with such classes serving terms ending with the Company’s annual meetings in 2016, 2017, and 2018, respectively; (ii) delete certain sections of the Charter that are only applicable to the Company prior to its consummation of an initial business combination; (iii) provide that no action required or permitted at any meeting of stockholders may be taken by written consent without meeting; and (iv) provide that the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares shall be required to amend, alter, repeal or adopt any provision inconsistent with certain sections of the Charter.

Amendment to Amended and Restated Bylaws

In connection with the transactions contemplated by the Business Combination Agreement, the Company intends to amend and restate its Amended and Restated Bylaws (the “Bylaws”) to be adopted at closing, which will, among other things (i) provide that a special meeting of stockholders shall be called by the Chairman, President or Secretary of the Company pursuant to a resolution adopted by a majority of the Board of Directors; (ii) delete provisions providing certain rights for the Sponsor, including the Sponsor’s right to designate a number of representatives to the Board of Directors proportional to the Sponsor’s ownership of Common Stock as long as the Sponsor holds 15% of the total outstanding Common Stock; (iii) provide that the Company’s Board of Directors shall be divided into three classes consistent with the provisions of the Charter; (iv) delete certain sections of the Bylaws that are only applicable to the Company prior to its consummation of an initial business combination; and (v) provide that no action required or permitted any meeting of stockholders may be taken by written consent without meeting.

Voting Agreement

On the Closing Date and as a condition precedent for the closing of the Business Combination Agreement, (i) the Company, (ii) the Sponsor and (iii) STG’s stockholders (the “Stockholder Group”) will enter into a voting agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, as long as the Stockholder Group or Sponsor (each, an “Investor Party”) beneficially owns at least 5% of Company Common Stock (the “Minimum Equity Holdings”), such Investor Party may designate one member for nomination to the Company’s Board of Directors. Pursuant to the Voting Agreement, each Investor Party will support the other Investor Party’s designee for director. The Voting Agreement also provides that in the event of the death, resignation, removal or other termination of any designee of an Investor Party, such vacancy shall be filled by a new director designated for nomination by the same Investor Party.

In addition, as long as any Investor Party maintains the Minimum Equity Holdings, they will attempt to reach a unanimous decision on actions that require a stockholder vote.

Pursuant to the Voting Agreement, the Investor Parties will take all necessary action so that the number of directors comprising the Board of Directors will initially be fixed at five directors, and that the Board of Directors shall have a classified structure.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described above, at the closing of the transactions contemplated by the Business Combination Agreement, STG Stockholders will receive Company Common Stock.  Such securities are intended to be issued pursuant to the “private placement” exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in discussing the proposed business combination.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

The consummation of the transaction described in Item 1.01 above is also contingent upon approval by the stockholders of the Company, to take place at a special meeting, of a proposal (the “Extension Proposal”) to extend the date before which the Company must complete a business combination (the “Termination Date”) from July 24, 2015 (the “Current Termination Date”) to October 24, 2015 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended.  In connection with the Extension Proposal, the Company’s stockholders may elect to redeem their public shares for a pro rata portion of the funds available in the trust account. If the Extension Proposal is successful, the Company will also amend and restate the Company’s investment management trust agreement, dated October 24, 2013 by and between the Company and American Stock Transfer & Trust Company, LLC to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date and permit distributions from the trust account to pay public stockholders who properly demand redemption in connection with the Extension Amendments. If the Extension Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with STG (or any other business combination) when it is submitted to the stockholders, subject to any limitations set forth in the Charter and the limitations contained in the Business Combination Agreement and related agreements (or any other transaction agreement related to any other Business Combination), or on the Extended Termination Date if a Business Combination has not been consummated.

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction of STG by the Company pursuant to the terms of the Business Combination Agreement, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). The Company also intends to file a proxy statement with the SEC for the Extension Proposal. Investors are urged to read these proxy statements (including all amendments and supplements) because they will contain important information. Investors may obtain free copies of the proxy statements when they become available, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). The definitive proxy statements will be mailed to stockholders of the Company as of a record date to be established for voting upon the proposed transaction and Extension Proposal, as applicable. These documents may also be obtained for free from the Company’s Investor Relations web site (http://investor.gdef.com/) or by directing a request to the Company at: Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, VA 20190.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 25, 2015. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the transaction by reading the preliminary and definitive proxy statements regarding the transaction and the Extension Proposal, which will be filed with the SEC.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties, including risks and uncertainties concerning the Company’s proposed business combination with STG, STG’s expected financial performance, as well as STG’s strategic and operational plans. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the proposed business combination transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Stock Purchase Agreement, dated as of June 8, 2015, by and among (i) Global Defense & National Security Systems, Inc., (ii) Global Defense & National Security Holdings LLC, (iii) STG Group, Inc. (iv) the stockholders set forth on Annex A thereto and (v) Simon Lee, as Stockholders’ Representative, solely for purposes of Sections 1.2, 1.3, 6.3, 6.5, 6.7 and 6.22 and ARTICLES IX and XII.*

99.1	Investor Presentation of Global Defense & National Security Systems, Inc., dated June 9, 2015.

*	Certain of the appendices and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GDEF hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: June 9, 2015	/s/ Frederic Cassis
Frederic Cassis
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Stock Purchase Agreement, dated as of June 8, 2015, by and among (i) Global Defense & National Security Systems, Inc., (ii) Global Defense & National Security Holdings LLC, (iii) STG Group, Inc. (iv) the stockholders set forth on Annex A thereto and (v) Simon Lee, as Stockholders’ Representative, solely for purposes of Sections 1.2, 1.3, 6.3, 6.5, 6.7 and 6.22 and ARTICLES IX and XII.*

99.1	Investor Presentation of Global Defense & National Security Systems, Inc., dated June 9, 2015.

*	Certain of the appendices and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GDEF hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted appendices and exhibits upon request therefore by the Securities and Exchange Commission.